SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 25, 1999
                                                         ----------------

                          FULLNET COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)


     Oklahoma                       000-27031                   73-1473361
     --------                       ---------                   ----------
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
incorporation)                                               Identification No.)





                 200 N. Harvey, Suite 1704                     73102
         (Address of principal executive offices)            (Zip Code)


                                 (405) 232-0958
                  (Registrant's telephone, including area code)

         Item 4.  Change in Registrant's Certifying Accountant

         On October 29, 1999, the Registrant's Board of directors engaged the accounting firm of Grant Thornton LLP as its independent certifying accountants for Registrant's fiscal year ending December 31, 1999 to replace the accounting firm of Cross & Robinson, who was dismissed on October 25, 1999. Cross & Robinson's reports on the financial statements of the Registrant for the past two fiscal years ended December 31, 1998 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the two most recent fiscal years and the interim periods subsequent to the Registrant's fiscal year ended December 31, 1998, there have been no disagreements with Cross & Robinson on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure, or any reportable events as defined in Item 304 (a)
(1) (iv) of Regulation S-B.

         The Registrant has requested that Cross & Robinson furnish it with a letter addressed to the Securities and Exchange Commission (the "SEC") stating whether it agrees with the above statements. A copy of Cross & Robinson's letter to the SEC, dated October 29, 1999, is filed as Exhibit 16.1 to this Form 8-K.


Item 7.  Financial Statements and Exhibits.

(c)      Exhibits.

         The following documents are filed as part of this Report:

         16.1 Letter to SEC from Cross & Robinson dated October 29, 1999.













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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       FULLNET COMMUNICATIONS, INC.
                                       (Registrant)



Date:     October 29, 1999             By: /s/ Timothy J. Kilkenny
                                           ------------------------
                                           Timothy J. Kilkenny,
                                           President and Chief Executive Officer
















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





                                INDEX TO EXHIBITS


                                                                    Appears at
                                                                   Sequentially
 Exhibit                                                             Numbered
 Number                          Description                           Page
 -------                         -----------                       ------------

 16.1    Letter to SEC from Cross & Robinson dated October 29, 1999.    5





















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